A GENERAL  AGREEMENT  FOR  EXECUTION  OF WORKS  AND  SERVICES  NO.  US19

in the framework  of  international  scientific  and  technical  cooperation  on  the commercialization  and  implementation  of complex  TOR technologies  in the  market

r.  Murg,  Germany,

February  19,  2019

Vortex  Technologies  &  Engineering  GmbH  represented  by  Director Viktor  Shostak,  acting  on  the basis  of  the  Company's  Charter  and  German  law,  hereinafter  referred  to  as  the  “Contractor”, on the  one  hand,

and

TORtec  Group  Corporation  (USA)  represented  by  President  Stephen  Smoot,  acting  on  the  basis of the  company's  charter,  hereinafter referred  to  as the  "Customer",  on the  other hand,  collectively referred  to  as  the  "Parties",  concluded  this  agreement  as  follows:

1.  Subject  of the Agreement  and  the  definition  of the  Agreement

1.1.  This  contract  is an Agreement for the  performance  of General  Contracting  works  and  services within the framework  of international  scientific  and technical  cooperation  for the  commercialization

and  introduction   into  the   market  of  complex  TOR-technologies   carried   out   by  the  Customer

together with  TORtec  Forschungsinstitut  GmbH  (Switzerland).

1.2.  Under this  agreement,  the  General  Contractor  undertakes  to  perform,  in accordance  with  the

Customer’s tasks,  the  works  and  services  specified  in this  contract,  deliver the  work  results  to  the

Customer  under  the  Acceptance  Act  of  the  completed  work   and  services,   which   are  always

attached  to  this  Agreement,  and  the  Customer  undertakes  to  accept  the  work  results  and  pay  for works  and  services  in the  amount  specified  and  agreed  in the  technical  specifications,  and  /  or  in additional  agreements  to  this  Agreement.

1.3.  General  types  of works  and  services  performed  by the  Contractor:

•     Design/construction   and  manufacture  of  specialized   umts/lines  /  mills  of  gas-dynamic

resonance   grinding   of  materials   under  the   General   name   of  TORNADO,   as  well   as

additional  and  related  equipment  on  the  Customer's  orders  for  the  Customer's  projects and  its  subsidiaries  on  their  own  production  facilities,  as  well  as  with  the  involvement  of sub-contractors,  if  necessary;

•     Certification,    commissioning,    installation    supervision    and    warranty    and    service

maintenance  of the  equipment  produced;

•     Training  for  relevant  personnel  on  the  rules  of  operation  and  safety  when  operating  the manufactured  equipment;

•     Development  and  production  of  new  non-standard  additional  and  /  or  related  equipment;

•     Participation  in  the  design  and  binding  of  the  equipment  produced  by  the  Contractor  to the  production  projects  of the  Customer  and  other  necessary  work  under the  contract.

2.  Price  of the work.  Payment  procedure  under the  contract

2.1.  The  price  of the  works  and  services  to  be  performed  includes  the  compensation  for the  actual

costs  carried   by  the  Contractor  and   his  remuneration,   and   is  formed   in  the   annexes  to  this

agreement  or  in  separate  agreements  on  Order.

2.2.  The  Customer  pays  the  Contractor  the  amount  in  the  form  of  advance  payments  and  /  or  in

accordance  with  the  Acts  of  completion  on  the  basis  of  invoices,   provided  that  the  works  and

services  are  duly  performed.

3.  Rights  and  obligations  of the  parties

3.1.  The  Contractor  shall:

3.1.1.   Faithfully   undertake  the   conscientious  treatment  of  the  technical   specifications   and/or

assignments  of the  Customer.

3.1.2.   In  determining  the  method  of  the  Customer’s  assignment,  follow  the  instructions  of  the

Customer.

3.1.3.   Report  all  the  information   about  the  progress  of  the   instructions   at  the   request  of  the

Customer.

3.1.4.  The  Contractor  is  obliged  to  immediately  notify  the  Customer  and  to  obtain  instructions from  him  to  suspend  the  work  upon  the  detection  of:

•     unsuitability  or  poor  quality  provided  by the  Customer  or  suppliers  of  material,  equipment,

technical  documentation;

•     possible  adverse  consequences  for  the  Customer  of  fulfilling  his  instructions  on  how  to perform  the  task;

•     other  circumstances  beyond  the  control  of  the  Contractor  that  threaten  the ^quality  of  the assignment  or  make  it  impossible  to  complete  it  on  time.

3.1.5.  The  Contractor,  who  did  not  warn  the  Customer  about  the  specified  circumstances  or,  in case where  the work was  continued  without  awaiting  the  response,  or despite  the timely  indication

of  the   Customer   about   the   termination   of  the   work,   has   no   right   to   refer   to   the   specified

circumstances  when  a  dispute  arises.  If  the  Customer,  despite  timely  and  reasonable  warning

from   the   Contractor   about   the   specified   circumstances,   does   not   eliminate   them   within   a

reasonable  period,  the  Contractor  shall  have  the  right  to  withdraw  from  the  performance  of  the work  and  to  demand  compensation  for  losses  caused  by  the  termination  of  the  work.

3.2  The  Customer  shall:

3.2.1.  In due  time,  to  form  specifications  and  conditions  for  the  implementation  of this  Agreement and  agreements  on  Order.

3.2.2.  Provide the  Contractor with technical  specifications,  scientific  and  methodological  literature,

recommendations.

3.2.3.  Provide  the  Contractor with  the  necessary  assistance  in  carrying  out  the  task.

3.3.   The  Customer  forms  the  technical  task  for  the  Contractor  on  the  basis  of  clause  1.3.  of  this

Agreement  and  has  the  right  to  change  and  clarify  it  depending  on  the  results  obtained,  and  if necessary,  conclude  with  the  Contractor the  Order  Agreement.

3.4.  The  Customer  undertakes  not  to  reproduce  or transfer  equipment  to  third  parties  outside  the

TORtec  Group  Corporation   and  its  subsidiaries  and  to  protect  intellectual   property  and  utility

models   developed   and   produced   by  the   Contractor,   to   pay   license   royalties   for  the   use   of

TORNADO  utility  models  and  know-how  in  the  form  of  royalties,  including  from  third  parties,  and the  Contractor  will  not  reproduce  the  ordered  and  paid  equipment  for  any  third  parties  not  related to  the  TORtec  Group.

3.5.  The  Contractor  has  the  right  to:

3.5.1.  Conclude  subcontracts,  while  remaining  responsible  for  the  actions  of the  subcontractor(s)

in  relation  to  the  Customer.  At  the  stage  of  accepting  the  technical  task,  to  coordinate  with  the

Customer    the    acquisition    of    separate    and    /    or    additional    equipment    from    third-party

manufacturers.  The  warranty  and  service  of such  agreed  equipment  is  borne  by the  manufacturer of  said  equipment.

»

3.5.2.  Not  to  commence  work,  suspend  the  work  begun,  and  also  refuse  to  perform  the  contract

and   demand   compensation   for   damages   in   cases   where   the   Customer’s   violation   of   his

obligations  under  this  contract  impedes  the  execution  of  the  contract  by  the  Contractor,  as  well as  in circumstances  that  obviously  indicate  that  the  performance  of duties  will  be  produced  in due time.

3.6.  The  Customer  has  the  right  to:

3.6.1.  Inquire  about  the  progress  and  quality  of the  Contractor's  technical  specifications.

3.6.2.  If the  Contractor  does  not  begin  the  execution  of  the  tasks  in  time  or  performs  it  so  slowly that  it  is  clearly  impossible  to  complete  it  by  the  deadline,  refuse  the  task  or  contract.

3.6.3.   If  during  the   execution   of  the   assignment   it  becomes   obvious   that   it  will   not   be  duly

performed,   assign   the   Contractor   a   reasonable   time   to   correct   the   deficiencies   and   if  the

Contractor  fails  to  fulfill  this  requirement  within  the  appointed  time,   refuse  the  assignment  or

contract.

4.  Acceptance  of works  and  services  by the  Customer

4.1.  The  Customer  is  obliged,  as  soon  as  the  assignment  is  completed,  but  no  less  than  4  times a year with the  participation  of the  Contractor,  to  inspect  and  accept the factually  completed  scope of the  assignment,  and  upon  detection  of  deficiencies  in the  work  or  service,  immediately  inform the  Contractor  about  it.

4.2.  The  Customer,  after  having  discovered  deficiencies  in the  work  or  service  upon  acceptance,

has  the  right  to  refer  to  them  in  cases  where  these  defects  or  the  possibility  of  a  subsequent presentation  of the  claim  for  their  elimination  were  specified  in the  acceptance  report.

4.3.  The  Customer who  has  accepted  work  or  services  without  verification  is deprived  of the  right

to  refer  to  their  shortcomings,   which   could   have   been  established   with  the   usual   method   of

acceptance.

4.4.  The  Customer who  has  discovered  defects  that  could  not  be  identified  with  the  usual  method of  acceptance  (hidden  defects)  must  notify  the  Contractor  within  30  days  from  the  date  of  their discovery  within  the  factory  warranty  period.

4.5.  Acceptance  of  results  of  works  from  the  Contractor  is  carried  out  according  to  the  Act  of acceptance  and  transfer  with  the  accompanying  technical  documentation.  From  the  moment  of

signing   of  such  Act   of  acceptance,   all  ownership   and   disposal   rights   are  transferred   to  the

Customer.

5.  Responsibility  of the  Parties

5.1.  A  Party  that  has  not  performed  or  improperly  performed  its  obligations  under  this  Agreement shall  compensate  the  other  party  for  the  losses  caused.

5.2.  For  late  payment  of works  and  services,  the  Customer  pays  a  penalty  of  0.1%'of the  unpaid amount for  each  day  of  delay.

5.3.   Recovery  of damages  and  penalties  does  not  release  the  party that  violated  the  contract  from the  performance  of  obligations  under the  Agreement.

6.   Risk of accidental  death

6.1.  The  risk  of  accidental  loss  or  accidental  damage  to  materials,  equipment  or  other  property used  for  the  execution  of the  contract  is  borne  by the  party  that  caused  them.

6.2.  The  risk  of  accidental  death  or  accidental  damage  to  the  result  of the  work  transferred  under the  act  shall  be  borne  by  the  Customer.

7.  Amendment  and  termination  of the Agreement

7.1.  The  Agreement  comes  into  force  from  the  moment  of  its  signing  and  is  valid  indefinitely.

7.2.   The   Agreement   cannot   be  terminated   ahead   of  time   and   may   be   amended   by  written

agreement  of the  parties.

7.3.  The  Customer  may  at  any time  during  the  term  of the  contract  refuse  to  perform  the  technical assignment  by  paying  the  Contractor  part  of  the  price  for  the  actual  amount  of  work  performed

and  services  rendered.   The  Customer  is  also  obliged  to  reimburse  the  Contractor  for  losses caused  by  the  termination  of  the  agreement  on  Order  or  the  Technical  Assignment  within  the difference  between  the  amount  paid  and  the  amount  determined  for the  performance  of the  entire task.

7.4.  The  Contractor  shall  have  the  right  to  refuse  to  perform  the  accepted  technical  assignment or  the  additional  Agreement  on  Order,  if the  losses  suffered  by  the  Customer  are  subject  to  full compensation.

7.5.  The  Agreement  may  be  modified  or terminated  in  other  cases  stipulated  by  the  legislation  or this  agreement.

7.6.  In  the  event  of  termination  of  this  Agreement  prior  to  acceptance  by  the  Customer  of  the work,  the  Customer  has the  right to  demand  the transfer  of the  paid  results  of the  unfinished  work,

which  in  any  case  belong  to  the  Customer.

7.7.  Termination  of the  contract  does  not  relieve  the  parties  from  liability  for  its  violation.

8.  Confidentiality

8.1.  All  information  about  the  activities  of  each  party  or  about  the  activities  of  any  other  person

related  to  them,   which   is  not   publicly  available,   is  confidential.   The   parties   undertake   not  to

disclose  such  information  by  other  persons  and  not  to  use  it  fof  any  purposes  other  than  those related  to  the  performance  of  this  Agreement.

9.  Dispute  Resolution  (arbitration  clause)

9.1.  All  disputes  and  disagreements  that  may  arise  between  the  parties  on  issues  that  have  not been  resolved  in  the  text  of  this  agreement  will  be  resolved  through  negotiations  on  the  basis  of current  legislation.

9.2.  If the  dispute  is  not  settled  during  the  negotiation  process,  disputes  are  resolved  exclusively

by   the   International   Commercial   Arbitration   Court   of   the   International   Property   Protection

Committee  (ICAC  at  the  lCPP,  Republic  of  Cyprus),  moreover,  the  Parties  have  initially  agreed that  the  dispute  will  be  considered  by  a  sole  arbitrator  appointed  by  the  Chairman  of  the  ICPP,

that the  arbitrator will  be  guided  by the  principles  of fairness,  ignoring  the  conflict  of  laws,  that  the proceedings  will  be  in  English  in  part-time  form  and  place  at  the  choice  of the  arbitrator,  that  the arbitrator's  decision  will  be  final  and  binding  on  the  Parties,  that  the  rules  and  procedure  used  -

ad  hoc,  ICAC  at  the  ICPP.

10.  Force  Majeure

Neither  party  hereto  shall  be  responsible  for  any  failure  to  perform  its  obligations  under  this

Agreement  if  such  failure  is  caused  by  acts  of God,  war,  strikes,  revolutions,  lack  or  failure  of transportation  facilities,  laws  or  governmental  regulations  or  other  causes  that  are  beyond  the reasonable  control  of such  party.  Obligations  hereunder,  however,  shall  in  no  event  be  excused but shall be  suspended  only  until  the cessation  of any cause of such  failure.  In the event  that  such force  majeure  should  obstruct  performance  of this  Agreement  for  more  than  six  (6)  months,  the parties  hereto  shall  consult  with  each  other  to  determine  whether  this  Agreement  should  be

modified.   The   party   facing   an   event   of  force   majeure   shall   use   commercially   reasonable

endeavors  in  order  to  remedy  that  situation  as  well  as  to  minimize  its  effects.  A  case  of  force majeure shall be notified  to the other party by telefax within  five (5) days  after its occurrence and shall  be confirmed  by  a letter.

11.  Additional  terms  and  conditions

11.1.  Any  changes  and  additions  to  this  contract  are  valid,  provided  that  they  are  made  in writing and  signed  by  the  parties  or  by  representatives  of the  parties  duly  authorized  for  that.

11.2.  All  notices  and  communications  must  be  sent  in writing,  including  by  e-mail.

11.3.  Details  of the  parties:

CUSTOMER

TORtec™  Group  Corporation

30  N Gould  St.  Suite  2489,  Sheridan,

WY  82801  USA  Telephone:  (307)  220-3226

https://tortec.group/   info@tortec.group

CONTRACTOR

Vortex  Technologies  &  Engineering  GmbH

Gewerbestraße  7,  79730  Murg-Hänner,  Deutschland

IBAN:  DE38  6835  1865  0108  5961  49

BIC:  SOLADES1MGL,  SPARKASSE  MARKGRAEFLERLAND

http://tech-vortex.com/  info@tech-vortex.com

12.   Details  and  Signatures:

CUSTOMER

CONTRACTOR

S.  Smoot

V.  Viktor  Shostak